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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date Of Report (Date Of Earliest Event Reported): JUNE 23, 2000


                              CSK AUTO CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)




                DELAWARE                              001-13927                        86-0765797
     (State Or Other Jurisdiction Of           (Commission File Number)    (IRS Employer Identification No.)
             Incorporation)

        645 EAST MISSOURI AVENUE                        85012
            PHOENIX, ARIZONA
(Address Of Principal Executive Offices)              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (602) 265-9200
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ITEM 5. OTHER EVENTS.

                  On June 23, 2000, CSK Auto Corporation ("CSK") issued a press release in the form attached hereto as Exhibit 99.1. The press release reports that CSK anticipates that its earnings per diluted common share for the fiscal year ending February 4, 2001 ("fiscal 2000") will be approximately 20 percent above those of fiscal 1999, but below current analyst estimates.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c.       Exhibits

         99.1     June 23, 2000 Press Release of CSK.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CSK AUTO CORPORATION


                                   By: /s/ Don Watson
                                       -----------------------------------
Date:  June 23, 2000                       Don Watson
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer



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